Exhibit 99.1

Source: Centennial Resource Development

March 15, 2021 17:10 ET

Centennial Resource Development, Inc. Announces Proposed Exchangeable Senior Notes Offering

DENVER, March 15, 2021 (GLOBE NEWSWIRE) — Centennial Resource Development, Inc. (NASDAQ: CDEV) (the “Company” or “Centennial”) today announced its intention to offer, subject to market and other conditions, $150,000,000 aggregate principal amount of exchangeable senior notes due 2028 (the “notes”) of its wholly owned operating subsidiary, Centennial Resource Production, LLC (“CRP”), in a public offering registered under the Securities Act of 1933, as amended. The notes will be fully and unconditionally guaranteed, on a senior, unsecured basis, by Centennial and CRP’s subsidiaries that currently guarantee CRP’s outstanding senior notes. CRP expects to grant the underwriters of the notes a 30-day option to purchase up to an additional $22,500,000 principal amount of notes, solely to cover over-allotments.

The notes will be senior, unsecured obligations of CRP, will accrue interest payable semi-annually in arrears and will mature on April 1, 2028, unless earlier repurchased, redeemed or exchanged. Noteholders will have the right to exchange their notes in certain circumstances and during specified periods. CRP will settle exchanges by paying or delivering, as applicable, cash, shares of Centennial’s Class A common stock, par value $0.0001 per share (the “common stock”), or a combination of cash and shares of Centennial’s common stock, at CRP’s election. The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at CRP’s option at any time, and from time to time, on or after April 7, 2025 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Centennial’s common stock exceeds 130% of the exchange price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial exchange rate and other terms of the notes will be determined at the pricing of the offering.

CRP intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. CRP intends to use the remainder of the net proceeds from the offering to redeem, at par, all of its outstanding 8.00% second lien senior secured notes due 2025 and to repay outstanding borrowings under its revolving credit facility. If the underwriters exercise their option to purchase additional notes, then CRP intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below, as well as to repay additional outstanding borrowings under its revolving credit facility.

In connection with the pricing of the notes, CRP and Centennial expect to enter into privately negotiated capped call transactions with one or more of the underwriters and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Centennial’s common stock initially underlying the notes. The capped call transactions are expected generally to reduce potential dilution to Centennial’s common stock upon exchange of the notes and/or at CRP’s election (subject to certain conditions) offset any cash payments CRP is required to make in excess of the aggregate principal amount of exchanged notes, as the case may be, with such reduction or offset subject to a cap. If the underwriters exercise their option to purchase additional notes, CRP and Centennial expect to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Centennial’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Centennial’s common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Centennial’s common stock and/or purchasing or selling Centennial’s common stock or other securities issued by the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date of the capped call transactions or following any repurchase, redemption or early exchange of the notes, in each case if we exercise our option to terminate the relevant portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of Centennial’s common stock or the notes, which could affect a noteholder’s ability to exchange the notes and, to the extent the activity occurs during any observation period related to an exchange of the notes, it could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon exchange of the notes.

In addition, if any such capped call transaction fails to become effective, whether or not the offering of the notes is completed, the option counterparty party thereto may unwind its hedge positions with respect to Centennial’s common stock, which could adversely affect the value of Centennial’s common stock and, if the notes have been issued, the value of the notes.

Citigroup Global Markets Inc., J. P. Morgan Securities LLC and Jefferies LLC are acting as book-running managers for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. Once available, an electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, can be found on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone: (800) 831-9146; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (866) 803-9204; or Jefferies LLC at 520 Madison Avenue, 12th Floor, New York, NY 10022, Attention: Prospectus Department, or by telephone at (877) 547-6340 or by email to Prospectus_Department@Jefferies.com.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities referred to in this press release, nor will there be any sale of any such securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Centennial Resource Development, Inc.

Centennial is an independent oil and natural gas company focused on the development of unconventional oil and associated liquids-rich natural gas reserves in the Permian Basin. The Company’s assets and operations, which are held and conducted through CRP, are concentrated in the Delaware Basin, a sub-basin of the Permian Basin.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

The Company cautions you that these forward-looking statements are subject to a variety of risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. Important information about issues that could cause actual results and plans to differ materially from those expressed in any forward-looking statements can be found in the Company’s public periodic filings with the SEC, including in the Company’s Annual Report on Form 10-K. All forward- looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

Contact:
Hays Mabry
Director, Investor Relations
(832) 240-3265 ir@cdevinc.com